Exhibit 10.45

                              TORBAY HOLDINGS, INC.
                            4 Mulford Place, Suite 2G
                            Hempstead, New York 11550


                                  July 18, 2003


AJW Partners, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
New Millennium Capital Partners II, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576


            Re:         Torbay  Holdings,   Inc.  --  Stockholder  Approval  for
                        Increase in Authorized Capital; Funding of Remaining Subsequent Investment

Gentlemen:

                  Torbay Holdings, Inc., a Delaware corporation (the "Company") and each of the investors set forth on the signature pages hereto (the "Investors") entered into a Securities Purchase Agreement, dated as of April 16, 2003 (the "Agreement"), and certain other related documents (together with the Agreement, referred to collectively herein as the "Transaction Documents"). Pursuant to the Agreement, the Company agreed to issue and sell and the Investors agreed to purchase, upon the terms and conditions set forth in the Agreement, (i) 12% secured convertible debentures of the Company in the aggregate principal amount of Two Hundred Fifty Thousand Dollars ($250,000)(the "Debentures"), which Debentures are convertible into shares of common stock, par value $.0001 per share, of the Company (the "Common Stock") and (ii) warrants to purchase up to Five Hundred Thousand (500,000) shares of Common Stock (the "Warrants"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

                  By execution hereof, for good and valuable consideration, the receipt and sufficiency of is hereby acknowledged, the parties hereto agree as follows:

         1. The Company shall file an information statement or proxy statement with the Securities and Exchange Commission ("SEC") no later than August 1, 2003 and use its best efforts to obtain, on or before September 12, 2003, such approvals of the Company's stockholders as may be required to increase the authorized capital of the Company by an amount sufficient to permit the Company to issue all of the shares of Common Stock issuable upon conversion or exercise of, or otherwise with respect to, the Debentures and the Warrants in accordance with Delaware law and any applicable rules and regulations of the OTCBB and Nasdaq (the "Stockholder Approval").

         2. The Company shall furnish to each Investor and its legal counsel promptly (but in no event less than two (2) business days) before the same is filed with the SEC, one copy of the information statement or proxy statement, or any amendment thereto, filed with the SEC in connection with the Stockholder Approval, and shall deliver to each Investor promptly each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such information statement or proxy statement.

         3. The Company will promptly (but in no event more than three (3) business days) respond to any and all comments received from the SEC (which comments shall promptly be made available to each Investor). The Company shall comply with the filing and disclosure requirements of Section 14 under the 1934 Act in connection with the Stockholder Approval.

         4. The Company represents and warrants that its Board of Directors has approved the proposal contemplated by this letter agreement and will indicate such approval in the information statement or proxy statement used in connection with the Stockholder Approval.

         5. The undersigned parties hereby agree to amend Section 1(d) of the Agreement to provide that the Buyers will fund the remaining $140,000 of the subsequent investment referred to in that Section on the date hereof.

         6. All other provisions of the Transaction Documents shall remain in full force and effect.

                  The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement.








                            [Signature Page Follows]

                  Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.


                                    Sincerely,


                                    TORBAY HOLDINGS INC.


                                    By:
                                        ---------------------------------------
                                         William Thomas Large
                                          President and Chief Executive Officer
ACCEPTED AND AGREED:

AJW PARTNERS, LLC
By:  SMS GROUP, LLC


-----------------------------------------
Corey S. Ribotsky, Manager


AJW OFFSHORE, LTD.
By: FIRST STREET MANAGER II, LLC


-----------------------------------------
Corey S. Ribotsky, Manager


AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC


-----------------------------------------
Corey S. Ribotsky, Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC


-----------------------------------------
Corey S. Ribotsky, Manager